Amendment No. 2 to the Adoption Agreement of
            Deferred Salary Profit-Sharing Thrift Plan for Employees
              of North Valley Bancorp and its Affiliates, including
                                North Valley Bank

Pursuant to the provisions of Section 8.l(b) of Article 8. of the Plan, the Adoption Agreement is hereby amended in order to correct a scrivener's error.

1. Effective January 1, 1996, by the substitution of the following for Section E2(e):

         "e.(X) A  Participant  may elect to commence  salary  reductions  as of
                January 1st and July 1st (ENTER AT LEAST ONE DATE OR PERIOD). A
                ------------------------
                Participant may modify the amount of salary reductions as of once every three months (ENTER AT LEAST ONE DATE OR PERIOD)."
                ------------------------

2. Effective January 1, 1994, by the substitution of the following for Section E1(d):

         "d. However,  for  an   Employee's   first   year   of   participation,
             Compensation shall be recognized as of:

            1. (X) the first day of the Plan Year.
            2. ( ) the date the Participant entered the Plan"

In witness whereof, the Employer hereby causes this amendment to be executed on this 27th day of September, 1996.
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                                            Employer:  North Valley Bancorp
                                                      --------------------------
                                                           (enter name)

                                                  By:   Donald V. Carter
                                                     ---------------------------


                                                                  Exhibit 10(jj)